UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2020

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.  The Certificate Amendment (as defined below) and the Bylaws Amendment (as defined below) affect the rights of the holders of the Company’s common stock with respect to the election of directors to the Board of Directors (the “Board”) of AMC Entertainment Holdings, Inc. (the “Company”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the second amendment to the Company’s 2013 Equity Incentive Plan (the “EIP”) to increase the number of shares available for awards under the EIP by 5,226,000 shares to 15,000,000 (the “EIP Amendment”). Other than the increase in shares, no other changes were made to the terms of the EIP.

The foregoing summary of the EIP Amendment does not purport to be complete and is qualified in its entirety by reference to the EIP Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting on July 29, 2020, the Company’s stockholders approved an amendment (the “Certificate Amendment”) to Article V.A. of the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to immediately declassify the Board.  Pursuant to the Certificate Amendment, the term of each director serving as of the date of the Annual Meeting expired at the Annual Meeting, and commencing with the Annual Meeting, all directors will be elected for one-year terms expiring at the next succeeding annual meeting of stockholders, rather than three-year terms.  The Certificate Amendment was filed with the Secretary of State of Delaware on July 29, 2020.

The Board also approved, effective upon stockholder approval of the Certificate Amendment and the filing of the Certificate Amendment with the Secretary of State of Delaware, an amendment (the “Bylaws Amendment”) to Article III Section 2 of the Company’s Third Amended and Restated Bylaws to declassify the Board as described above.

The foregoing summary of the Certificate Amendment and the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate Amendment and the Bylaws Amendment, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and both of which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 29, 2020, the Company held the Annual Meeting. The matters submitted to stockholders at the Annual Meeting and the voting results were as follows:

Proposal No. 1: Amendment to the Certificate of Incorporation

Stockholders approved the Certificate Amendment to immediately declassify the Board.

For	Against	Abstain	Broker Non-Votes
166,926,549	249,035	142,773	25,268,978

Item No. 2(a): Election of Directors

Because Proposal No. 1 was approved, stockholders voted to elect ten directors each to hold office for a one-year term. Stockholders elected all of the director nominees to office for terms expiring at the Company’s 2021 annual meeting of stockholders.

Nominee	For	Withheld	Broker Non- Votes
Mr. Adam M. Aron	162,919,004	4,399,353	25,268,978
Mr. Howard W. “Hawk” Koch, Jr.	160,084,743	7,233,614	25,268,978
Mr. Philip Lader	163,196,200	4,122,157	25,268,978
Mr. Gary F. Locke	160,261,188	7,057,169	25,268,978
Ms. Kathleen M. Pawlus	166,186,125	1,132,232	25,268,978
Dr. Anthony J. Saich	163,032,389	4,285,969	25,268,978
Mr. Adam J. Sussman	166,605,915	712,442	25,268,978
Mr. Lee E. Wittlinger	162,999,838	4,318,519	25,268,978
Mr. Maojun (John) Zeng	158,886,458	8,431,899	25,268,978
Mr. Lin (Lincoln) Zhang	161,991,509	5,326,848	25,268,978

Proposal No. 3: Ratification of the Appointment of the Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2020.

For	Against	Abstain	Broker Non-Votes
191,283,255	820,123	483,987	0

Proposal No. 4: Non-Binding Advisory Vote on Executive Compensation

Stockholders approved, on a non-binding advisory basis, the compensation paid to our named executive officers.

For	Against	Abstain	Broker Non-Votes
161,035,735	6,037,623	245,000	25,268,978

Proposal No. 5: Non-Binding Advisory Vote on the Frequency of the Non-Binding Advisory Vote on Executive Compensation

Stockholders selected one year as the frequency of the non-binding advisory vote on the compensation of our named executive officers.

Annually	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
165,947,713	122,657	1,093,288	154,699	25,268,978

In light of the stockholder vote, the Board has determined that it will include a non-binding advisory stockholder vote on named executive officer compensation in our proxy materials every year until the next required non-binding advisory vote on the frequency of stockholder non-binding advisory votes on executive compensation.

Proposal No. 6: Amendment to the 2013 Equity Incentive Plan

Stockholders approved the EIP Amendment to increase the number of shares available for awards under the EIP by 5,226,000 shares to 15,000,000.

For	Against	Abstain	Broker Non-Votes
165,640,055	1,553,844	124,458	25,268,978

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of AMC Entertainment Holdings, Inc., dated as of July 29, 2020.
3.2	Amendment to the Third Amended and Restated Bylaws of AMC Entertainment Holdings, Inc., effective as of July 29, 2020.
10.1	Second Amendment to the AMC Entertainment Holdings, Inc. 2013 Equity Incentive Plan, approved as of July 29, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has du1y caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: July 31, 2020	By:	/s/ SEAN D. GOODMAN
Sean D. Goodman
Executive Vice President and
Chief Financial Officer

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